                                                                 Exhibit (24)




                               SIERRA TRUST FUNDS

                               POWER OF ATTORNEY


                 F. Brian Cerini, whose signature appears below, does hereby constitute and appoint Keith B. Pipes, Michael D. Goth and Richard W. Grant, and each of them acting alone, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Sierra Trust Funds (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee and officer of the Fund, such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.




                                            /s/ F. Brian Cerini
                                       ---------------------------------
                                           F. Brian Cerini





Date:  October 24, 1996
     ---------------------

                               SIERRA TRUST FUNDS

                               POWER OF ATTORNEY


                 Arthur H. Bernstein, whose signature appears below, does hereby constitute and appoint F. Brian Cerini, Keith B. Pipes, Michael D. Goth and Richard W. Grant, and each of them acting alone, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Sierra Trust Funds (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Fund, such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.




                                            /s/ Arthur H. Bernstein
                                       ---------------------------------
                                           Arthur H. Bernstein





Date:  October 24, 1996
     ---------------------

                               SIERRA TRUST FUNDS

                               POWER OF ATTORNEY


                 David E. Anderson, whose signature appears below, does hereby constitute and appoint F. Brian Cerini, Keith B. Pipes, Michael D. Goth and Richard W. Grant, and each of them acting alone, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Sierra Trust Funds (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Fund, such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.




                                            /s/ David E. Anderson
                                       ---------------------------------
                                            David E. Anderson





Date:  October 24, 1996
     ---------------------

                               SIERRA TRUST FUNDS

                               POWER OF ATTORNEY


                 Edmond R. Davis, whose signature appears below, does hereby constitute and appoint F. Brian Cerini, Keith B. Pipes, Michael D. Goth and Richard W. Grant, and each of them acting alone, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Sierra Trust Funds (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Fund, such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.




                                            /s/ Edmond R. Davis
                                       --------------------------------
                                            Edmond R. Davis





Date:  October 24, 1996
     ---------------------

                               SIERRA TRUST FUNDS

                               POWER OF ATTORNEY


                 John W. English, whose signature appears below, does hereby constitute and appoint F. Brian Cerini, Keith B. Pipes, Michael D. Goth and Richard W. Grant, and each of them acting alone, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Sierra Trust Funds (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Fund, such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.




                                            /s/ John W. English
                                       ---------------------------------
                                            John W. English





Date:  October 24, 1996
     ---------------------

                               SIERRA TRUST FUNDS

                               POWER OF ATTORNEY


                 Alfred E. Osborne, Jr., whose signature appears below, does hereby constitute and appoint F. Brian Cerini, Keith B. Pipes, Michael D. Goth and Richard W. Grant, and each of them acting alone, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Sierra Trust Funds (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Fund, such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.




                                            /s/ Alfred E. Osborne, Jr.
                                       ---------------------------------
                                           Alfred E. Osborne, Jr.




Date:  October 24, 1996
       -----------------------